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                                                                  EXHIBIT 10.171


                  FIRST AMENDMENT TO FORBEARANCE AGREEMENT AND
               AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED AND
                    CONSOLIDATED LOAN AND SECURITY AGREEMENT



                  This First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment") dated as of May 7, 1999 (the "Effective Date") is entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA" or "Lender"), PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Borrower") and MEGO FINANCIAL CORP., a New York corporation ("Guarantor") and has reference to the following facts:

                  A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original Loan Agreement") that evidences a loan from Lender to Borrower. The Original Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"), by the Letter Agreement [Biloxi Property] dated March 20, 1998 (the "Second Amendment"), by the Letter Agreement [Headquarters Readvance] dated September 29, 1998 (the "Third Amendment") and by the Amendment No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"), by that certain Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998, as the same was amended by a Letter Agreement dated February 8, 1999 (the "Fifth Amendment"). The Original Loan Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment are collectively the "Loan Agreement." Capitalized terms used in this Amendment which are defined in the Loan Agreement shall have the same meaning and definition when used herein.

                  B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

                  Now, therefore, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

                  1. On the Effective Date (hereinafter defined) the Loan Agreement is hereby further modified as follows:

                           1.1 The provisions of Article 1 of the Loan Agreement is amended to add the following definitions:

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                           "Fifth Amendment": shall mean and collectively refer
         to the Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998 among Borrower, Lender and Guarantor, and that certain letter agreement dated February 8, 1999 among Borrower and Lender.

                           "Sixth Amendment": shall mean and refer to the First Amendment to Forbearance Agreement and Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999, by and among Borrower, Lender and Guarantor.

                  2. As of the Effective Date, the Biloxi Note is hereby amended in the following respects:

                           2.1 The provisions of the Biloxi Note granted the Borrower the right to extend the Maturity Date of the Biloxi Note (the "Biloxi Maturity Date") provided certain conditions set forth in the Biloxi Note (the "Biloxi Conditions") were satisfied on or before the original March 20, 1999 Maturity Date of the Biloxi Note (the "Original Maturity Date "). Notwithstanding the fact that all of the Biloxi Conditions have not been fully satisfied, the Lender hereby agrees to extend the Biloxi Maturity Date to provide that the entire remaining balance of the Biloxi Note, together with all accrued and unpaid interest and all other sums due and owing thereon, shall be due and payable in full on March 20, 2000 (the "New Biloxi Maturity Date"). From and after the Effective Date, references in the Documents and the in the Biloxi Note to the term Maturity Date of the Biloxi Note shall now refer to the New Biloxi Maturity Date.

                           2.2 Among the Biloxi Conditions is the obligation of the Borrower to pay the Lender a renewal fee in an amount equal to two and one-half percent of the outstanding and unpaid principal balance of the Biloxi Note as of the Original Maturity Date (the "Biloxi Renewal Fee"). In consideration for the agreements of the Lender set forth in
         Section 2.1 hereof, the Borrower agrees that the Lender has fully earned the entire amount of the Biloxi Renewal Fee and that such fee is presently due and payable to the Lender. Notwithstanding the foregoing or contrary provisions of the Biloxi Note, the parties agree that Biloxi Renewal Fee shall be paid as follows: (i) an amount equal to one percent of the outstanding and unpaid principal balance of the Biloxi Note shall be paid to the Lender concurrently with the execution of this Amendment, and (ii) the balance of the Biloxi Renewal Fee (the "Deferred Fee") being due and payable to the Lender on the earlier of
         (1) the New Biloxi Maturity Date or (2) the date on which the Borrower has paid in full to the Lender the entire outstanding unpaid principal balance of the Biloxi Note, together with all accrued and unpaid interest (the "Payoff Date"). However, in the event that the Payoff Date occurs, for reasons other than an acceleration of the Loan arising as a result of an Event of Default, prior to New Biloxi Maturity Date, the Deferred Fee will be


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         adjusted to be an amount equal to the product obtained by multiplying the number of calendar months occurring between the Original Maturity Date and the Payoff Date by a fraction the numerator being the original amount of the Deferred Fee, the denominator being 12.

                  3. The Office Note was amended by the Fifth Amendment so as to require the payment of interest only for the period (the "Interest Only Period") commencing with the payment due on January 1, 1999 and continuing for each subsequent payment due until June 1, 1999. On the Effective Date the Office Note is amended to continue the Interest Only Period through the payment due on August 1, 1999. Commencing on September 1, 1999 and on the first day of each month thereafter, the Office Note shall be paid in installments of principal and interest as more fully set forth in the Office Note. The principal payments deferred during the Interest Only Period and the principals payments which were due on June 1, 1999, July 1, 1999 and August 1, 1999, shall continue to accrue interest at the rate set forth in the Office Note and shall be payable on the Maturity Date (as that term is defined in the Office Note) unless the balance of the Office Note is previously accelerated pursuant to the provisions of the Loan Agreement.

                  4. (a) As of the Effective Date, the Maturity Date of the Additional Advance Note is amended to September 1, 1999.

                           (b) Under the Fifth Amendment, the Lender has made available Tranche B Loan to Borrower on the terms and conditions more particularly described therein. Notwithstanding anything to the contrary contained in the Loan Agreement, as of the Effective Date, the Lender agrees that, subject to (i) the continued satisfaction of the General Conditions; (ii) the satisfaction of the Conditions Subsequent; and (iii) satisfaction of the provisions of this Amendment, the Lender will continue to make the Tranche B available to the Borrower for Advances, until September 1, 1999.

                   5. (a) The provisions of Section 11.5 of the Fifth Amendment contemplated that the Loan Agreement would be further amended in order to incorporate within its terms financial covenants acceptable to Lender and consistent with the Business Plan. The Lender has elected not to execute its foregoing right. As a result the financial covenants set forth in the Loan Agreement will remain in effect.

                            (b) The financial covenants contained in Section 8.23(d) of the Loan Agreement required, as of February 28, 1999, that Borrower's total aggregate SGA Expenses not exceed seventy percent (70%) of Net Sales. The actual percentage as of February 28, 1999 was seventy-one and one-half percent (71.5%). The Lender agrees that the foregoing shall not constitute an Event of Default or the basis for not making an Advance.


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                            (c) The financial covenants contained in Section
         8.23(e) of the Loan Agreement required, as of February 28, 1999, the Borrower to have an aggregate volume of Net Sales of not less than Sixteen Million Four Hundred Eighty-four Thousand Seven Hundred Sixty-one Dollars ($16,484,761). The Borrower's actual Net Sales volume, as of February 28, 1999 was Fifteen Million Three Hundred Ninety Thousand Dollars ($15,390,000). The Lender agrees that the foregoing shall not constitute an Event of Default or the basis for not making an Advance.

                            (d) The waivers of the Lender set forth in subparagraphs (b) and (c) this Section are limited solely to the matters and circumstances set forth in the subparagraphs. Nothing in this Section should be construed as a waiver by the Lender of the Borrower's compliance with all other provisions of the Documents (as amended hereby) and to require the Borrower to observe the financial covenants for all other testing periods other than those specifically addressed in the foregoing subparagraphs.

                  6. As of the Effective Date, Section 6 of the Fifth Amendment is deleted in its entirety and replaced with the following:

                           "6. Partial Releases--Project Release Fees. The Project Release Fees with respect to each of Fountains, Project (Terraces-Phase I), Project (Terraces-Phase 2), Winnick, White Sands, Project (Reno), Brigantine Inn, Brigantine Villa Calvada RV Park and Calvada Land, shall computed and paid in accordance with the terms of the February 8, 1999 letter by and between Borrower and Lender (a copy of which is attached hereto as Exhibit A) (the "Release Letter") and applied in the manner set forth in Section 5 of the Fifth Amendment. With respect to CNUC, in the event that the Borrower, prior to satisfaction of the Forbearance Collateral Release Conditions, desires FINOVA to release its lien on the stock of CNUC granted pursuant to the Stock Pledge Agreement together with the assignment of Sales Distributions (hereinafter defined) granted to FINOVA pursuant to the Fifth Amendment and reaffirmed in the Sixth Amendment, then FINOVA agrees, provided there is no Event of Default or Incipient Default and each of the Conditions Subsequent have been satisfied, to release the same upon receipt of a Project Release Fee equal to sum of (a) the greater of (i) $3,000,000, or (ii) the unpaid principal balance of the Tranche A Loan, together with interest on such payment at the rate set forth in the Additional Advance Note (the greater of the foregoing amounts being called the "Base CNUC Release"), and (b) to the extent that the net proceeds of the CNUC Sale (hereinafter defined) exceed the Base CNUC Release (such amount being called the "Excess CNUC Sales Proceeds"), an amount equal to the lesser of (1) the unpaid principal balance of the Tranche B Loan, together with interest on such payment at the rate set forth in the Additional Advance Note, or (2) the amount of the Excess CNUC Sales Proceeds that are Sales Distributions (hereinafter defined). With respect to the Colorado Water Rights, in the event that the Borrower, prior to the satisfaction of the Forbearance Collateral Release Conditions, desires FINOVA to release its lien on the same, then FINOVA agrees, provided there is no Event of


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         Default or Incipient Default and each of the Conditions Subsequent have been satisfied, to release the same upon receipt of a Project Release Fee which is not less than eighty percent (80%) of the "asking price" on the Business Plan for the same, minus reasonable closing costs incurred in connection with the sale of the Colorado Water Rights.

                  7. Lender's obligations under this Amendment are subject to the satisfaction of the following conditions hereinafter set forth below:

                           (a) This Amendment shall have been fully signed by
Borrower and Guarantor.

                           (b) Borrower shall have paid to Lender the portion of the Biloxi Renewal Fee due as of the date of this Amendment.

                           (c) Lender has received, on or before June 18, 1999, the following all in a form and content acceptable to Lender:

                                    (i) Current updates of the opinion letters
                  received by Lender in connection with the Loan Agreement.

                                    (ii) Such resolutions and authorizations and
                  such other documents as Lender may require relating to the existence and good standing of Borrower and Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor.

                                    (iii) Such other documents or instruments as
                  required by Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement.

                           (d) Borrower shall have reimbursed Lender for all of Lender's out-of-pocket costs and expenses including, without limitation, attorneys', engineers' and other consultants' fees and costs, incurred in connection with the documentation and closing of this Amendment.

                  8. Under the Fifth Amendment, the Borrower was obligated to complete certain Conditions Subsequent on or before dates that are more particularly described therein. The Borrower and Lender desire to amend the Conditions Subsequent so as to provide as follows:

                           8.1 On or before June 18, 1999, Borrower shall, at its sole cost and expense, have obtained and delivered to Lender title insurance policies to the benefit of Lender for each of the following properties: (i) Calvada Meadows Unit 2 RV Park, (ii) Calvada Unit 2 Raw Land, (iii) Former STP Site, (iv) the unsold Units within


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         Fountains, (v) the unsold Units within Project (Terraces - Phase 1),
         (vi) the unsold Units within Project (Terraces - Phase 2), (vii) the unsold Units within Winnick, (viii) the unsold Lots and other land within Calvada RV Park, and (ix) the unsold Lots and other land within Calvada Land (the "Nevada Properties"). On or before July 15, 1999, Borrower shall, at its sole cost and expense, have obtained and delivered to Lender title insurance policies to the benefit of the Lender for the unsold Units within Brigantine Inn and the unsold Units within Brigantine Villas (the "New Jersey Properties") (the Nevada Properties and the New Jersey Properties are collectively called the "Properties"). The foregoing title insurance policies shall be written by insurers and in an amount and form satisfactory to Lender, and shall insure that the lien of the Lender's first deed of trust or mortgage lien (established by the deeds of trust and mortgages which were executed by the Borrower and approved by the Lender prior to the execution of this Amendment) on each of the Properties, subject, in each instance, to such exceptions to title as are acceptable to Lender.

                           8.2 The provisions of the Fifth Amendment contemplated that the Lender would be granted a mortgage or deed of trust encumbering the Colorado Water Rights. The parties now agree that in lieu of a mortgage or deed of trust, the Lender will be granted a Collateral Assignment of the Colorado Water Rights in form and content similar to the Notice of Assignment of Excess Proceeds Collateral executed in connection with Excess Proceeds Collateral. The foregoing condition shall be satisfied by Borrower on or before June 18, 1999.

                           8.3 The provisions of Section 4.3(d) of the Fifth Amendment provided as a Condition Subsequent that:

                  "Borrower and Guarantor shall have caused CNUC to have assigned to Lender as additional security for the payment and Performance of the Obligations, all proceeds (net of reasonable closing costs) received from the sale of any assets of CNUC and shall have caused CNUC to have executed and recorded against the real property owned by CNUC a Notice of Assignment of Proceeds, all in form and substance satisfactory to Lender. In the alternative, Borrower and Guarantor shall have caused CNUC to have granted to Lender a first priority lien on and security interest in all of the assets of CNUC as security for the payment and Performance of the Obligations, pursuant to documents and instruments acceptable to Lender. In connection therewith, Borrower and Guarantor shall have caused CNUC to deliver to Lender mortgages, deeds of trust, security agreements, financing statements, environmental certificates, (subject to the provisions of Section 4.4 hereof) surveys and opinions of counsel, acceptable to Lender with regard to such security interest. The aforementioned assignment and security granted to Lender by CNUC shall be absolute, continuing and applicable to all existing and future Advances and shall secure the


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                  repayment of the Loan (including without limitation the
                  Additional Advances) and the Performance of all Obligations throughout the term of the Loan. Borrower covenants and agrees that if any assets of CNUC are sold, such assets shall be sold solely under terms which require the payment to CNUC of the entire purchase price in cash."

                                    8.3.1 Since the execution of the Fifth
                  Amendment, Borrower has advised Lender that Nevada Law prohibits CNUC from assigning to Lender the net proceeds received from the sale of assets of CNUC and/or granting a security interest in all the assets of CNUC security for the payment and Performance of the Obligations. As a result of the foregoing, the Borrower and Guarantor have been unable to fulfill their obligations to the Lender to cause CNUC to deliver to Lender the documents required by Section 4.3(d) of the Fifth Amendment. Notwithstanding the foregoing, the Borrower and Guarantor covenant and agree that

                                            (a) to the extent permitted by
                           Nevada law it will vote its stock in CNUC in a manner which, if any assets of CNUC are to be sold, the Borrower will consent to such sale only if such sale is (i) on terms which require the payment to CNUC of the entire purchase price in cash and (ii) the purchase price for the assets being sold is not less than the amount that is set forth in the Business Plan for such assets (such sale being called a "CNUC Sale");

                                            (b) to the extent proceeds from a
                           CNUC Sale are, under Nevada law, permitted to be distributed to the shareholders of CNUC (the "Sale Distributions"), Borrower will vote its stock in a manner which permit such distributions; and

                                            (c) all Sale Distributions from CNUC
                           shall be paid over to Lender to be applied in the manner set forth in Section 5 of the Fifth Amendment.

                  In furtherance of the foregoing, the Borrower and Guarantor agree to use best efforts to obtain any and all consents that are or may be required under Nevada law to accomplish the foregoing.

                                    8.3.2 Pursuant to Section 4.2(b) of the
                  Fifth Amendment, Borrower has pledged to Lender as additional security for the payment and Performance of the Obligations, one hundred percent (100%) of the issued and outstanding stock of CNUC. Borrower reaffirms the security interest granted to Lender and acknowledges that such security interest includes, but is not limited to, the right to receive Sale Distributions.


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                  9. As described in the Release Letter, the Borrower is
required to provide to the Lender monthly reports on the sales of Units, along with a computation and payment of all Release Fees due with respect to the same. As of the Effective Date, the Borrower has failed to supply such reports and Release Fees. The Borrower acknowledges that its failure to perform its obligations under the Release Letter is an Event of Default. Notwithstanding the foregoing, the Lender agrees not to exercise its rights under the Documents with respect to such Event of Default provided the Borrower complies with the following provisions of this Section 9. On or before June 18,1999, the Borrower shall supply to the Lender the reports required by the Release Letter for the period commencing on the date of the Fifth Amendment and ending on May 31, 1999. Based on such reports and other information available to the Lender, the Lender will, based on the Release Letter, determine the Release Fees due and owing to the Lender for the periods covered by the reports and will provide the Borrower with written notice of the same. The Borrower shall pay the Release Fees determined by Lender within five (5) days after its receipt of the Lender's statement of the same. While the Lender has elected to not, at this time, call an Event of Default, the Borrower agrees that Lender will have no obligation, after the Effective Date, to make any further Advances from Tranche B until such as time as the Borrower has fulfilled its obligations under this Section 9. From and after the Effective Date, the Borrower will be required to perform and observe all of its obligations under the Release Letter as and when required therein. The waiver of Lender set forth in this Section is limited to the nature and circumstances set forth in this Section and is predicated upon Borrower fulfilling its obligations under this Section and when required hereby.

                  10. Borrower and Guarantor each represents and warrants that:

                           (a) All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

                           (b) There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment and other than the Existing Events of Default;

                           (c) After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender;

                           (d) After giving effect to this Amendment,, all representations and warranties by Borrower and Guarantor remain true, complete, and correct, in all material respects as of the date hereof; and

                           (e) Attached hereto as Schedule 10(e), is a true and complete summary of status of all litigation matters affecting the Borrower and Guarantor, and


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         such litigation matters, if decided adversely to the Borrower or
         Guarantor, will not have any material adverse affect on the current financial condition (including, without limitation, compliance with financial covenants) of the Borrower and Guarantor as reflected on the most recent financial statements delivered by Borrower and Guarantor to Lender prior to the date hereof.

                  11. Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment, the Biloxi Note and Office Note as amended hereby and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment, the Biloxi Note and Office Note as amended hereby and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

                  12. Borrower and Guarantor acknowledge and agree that they have no defenses, counterclaims, setoffs, recoupments or other adverse claims or causes of action in tort, contract or of any other kind existing against Lender or with respect to the Documents, including without limitation, claims regarding the amount, validity, perfection, priority and enforceability of the Documents.

                  13. The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect.

                  14. Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

                  15. Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.


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                  16. Borrower and Guarantor will execute and deliver such
further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

                  17. If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

                  18. Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein.

                  19. This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents, may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

                  20. Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

                  21. Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement,


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request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

                  22. The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

                  23. THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]





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

LENDER:

FINOVA CAPITAL CORPORATION,
a Delaware corporation


By:
   ------------------------------------
 Its:
     ----------------------------------


BORROWER:

PREFERRED EQUITIES CORPORATION,
a Nevada corporation


By:
   ------------------------------------
 Its:
     ----------------------------------

Signed in the presence of:




GUARANTOR:

MEGO FINANCIAL CORP.,
a New York corporation


By:
   ------------------------------------
 Its:
     ----------------------------------

Signed in the presence of:


---------------------------------------

STATE OF NEVADA                     )
                                    ) ss.
County of _________________________ )

                  The foregoing instrument was acknowledged before me this ____ day of June ___, 1999 by ______________ as _______________ of PREFERRED EQUITIES
CORPORATION, a Nevada corporation, on behalf of the corporation.


                                        ----------------------------------
                                                   Notary Public

My Commission Expires:

----------------------


STATE OF NEVADA                     )
                                    ) ss.
County of _________________________ )

                  The foregoing instrument was acknowledged before me this ____ day of June ___, 1999 by ______________ as _______________ of MEGO FINANCIAL
CORP., a New York corporation, on behalf of the corporation.


                                        ----------------------------------
                                                   Notary Public

My Commission Expires:

----------------------

                                  July 9, 1999






Mr. Jon Joseph
Preferred Equities Corporation
4310 Paradise Road
Las Vegas, Nevada  89109-6597

                  Re: Forbearance Agreement and Amendment No. 5 to Second Amended and Restated Consolidated Loan and Security Agreement (the "Agreement") dated as of December 23, 1998, by and between Preferred Equities Corporation ("PEC") and FINOVA Capital Corporation ("FINOVA")

Dear Mr. Joseph:

                  The purpose of this letter is to confirm certain understandings and additional agreements that PEC and FINOVA have reached concerning the Agreement. Terms used in this letter which are defined in the Agreement shall have the same meaning and definition when used in this Letter.

                  Notwithstanding contrary provisions that may be contained in the Agreement, FINOVA and PEC have agreed to the following:

                  1. The deadline to satisfy the Conditions Subsequent associated with only the Brigantine Inn, Brigantine Villas and CNUC projects shall be extended to February 12, 1999.

                  2. Provided there is No Event of Default or Incipient Default, the Advance of the Tranche B Loan may occur at any time prior to March 31, 1999. FINOVA's obligation to make any Advance of the Tranche B Loan remains subject to the continued satisfaction of any of the General Conditions and to the satisfaction of the Conditions Subsequent. There is no change in the dates by which such conditions must be satisfied.

                  3. The Excess Proceeds Collateral or, where applicable, the Project Release Fee (collectively, the "Release Fee") for the following described properties shall be in the amount set forth opposite the name of the properties:

Mr. Jon Joseph
July 9, 1999
Page 2

                  Fountains                                    $1,574 per Unit
                  Project (Terraces 1)                          1,078 per Unit
                  Project (Terraces 2)                          1,078 per Unit
                  Project (Towers)                              1,039 per Unit
                  Project (Villas)                              1,251 per Unit
                  Winnick                                         963 per Unit
                  White Sands                                     484 per Unit
                  Project (Reno)                                  851 per Unit
                  Brigantine Inn                                  955 per Unit
                  Brigantine Villas                               893 per Unit
                  Calvada RV Park                                 300 per Unit
                  Calvada Land                                  2,815 per Lot

                  With respect to only the aforementioned properties, FINOVA consents to the Borrower's sale of these properties for an amount less than eighty percent (80%) of the "Asking Price" as set forth in the Business Plan. Further, with respect to the Calvada Land, references to "Unit" shall be deemed to include the "Lots" located in this Project. With respect to any deed of trust or mortgage encumbering the above properties on behalf of FINOVA, each time share interval therein shall be deemed a "Unit" even if not a "Unit" as defined in the Loan Documents.

                  4. It is recognized that after the Release Fee for a particular Unit has been paid and the Unit released from the lien of the Documents, ownership of the Unit may revert back to the Borrower (which for purposes of this Paragraph shall be deemed to include any of its Affiliates that own a particular project) as a result of either (i) a default by the Purchaser under the Purchaser Notes which result in a termination of such Purchaser's rights with respect to such Unit (a "Foreclosure"), or (ii) the Borrower and the Purchaser in effect trading Units, whereby the Purchaser will reconvey the previously released Unit to the Borrower in return for a simultaneous conveyance by the Borrower of a similar or additional Unit (a "Trade"). In the event of the Foreclosure, the Unit will not once again be subject to the lien of the Documents and the Borrower will not be required to pay to FINOVA a Release Fee for the Unit when it is resold. However, it will be the responsibility of the Borrower, if requested by FINOVA, to provide evidence, acceptable to FINOVA, showing that it has previously paid the Release Fee for the Unit.

                  As to a Trade, two possible situations exist. The first is a Trade of the same number of Units (the "Even Trade"). The second is a Trade whereby the Purchaser will convey to the Borrower a number of Units which is less than the number of Units being conveyed by the Borrower to the Purchaser (the number of Units conveyed to a Purchaser in excess of the number of Units being reconveyed to the Borrower are called the "Additional Units").

Mr. Jon Joseph
July 9, 1999
Page 3

                  In Even Trade transactions occurring within the same project, no payment of a Release Fee to FINOVA shall be required for the Even Trade. However, for an Even Trade of Units located in two different projects, a payment will be due to FINOVA in an amount equal to the positive difference, if any, between the Release Fees due for Units traded to a Purchaser in the other project, and the Release Fee for the Units that are being reconveyed to the Borrower. A Release Fee will be due and payable for all Additional Units.

                  Subject to compliance with the foregoing, in the event of a Trade, FINOVA will release from the lien of the Documents all Units conveyed to the Purchaser.

                  All Units reacquired by a Borrower as a result of a Trade will automatically become subject to the lien of the Documents without the need to execute any further documents or to take any further action. On or before the tenth (10th) day of each calendar month, Borrower will submit to FINOVA a report (in a form reasonably acceptable to FINOVA) setting forth the Units which, during the preceding calendar month, were reacquired by Borrower as a result of either a Trade or a Foreclosure. Concurrently with the report, Borrower will execute and deliver to FINOVA such recordable documents as are reasonably necessary to confirm that all Units acquired by Trade during the period covered by the Report are once again subject to the lien of the Documents.

                  5. The Borrower has provided to FINOVA a February 2,1999 memo (a copy of which is attached) outlining a proposed agreement with The Preferred RV Resorts Owners Association (the "Association") concerning the Calvada RV Park. In the event that the Borrower is able to enter into an agreement with the Association consistent with the terms outlined in the memo, FINOVA will not require the payment of a Release Fee for any of the Units in the Calvada RV Park that are conveyed to the Association in accordance with the agreement. FINOVA reserves the right to approve the agreement with the Association which approval shall not be unreasonably withheld provided that the same is consistent with the terms outlined in the memo.

                  Should the foregoing accurately reflect our agreements on the matters set forth herein, please acknowledge your agreement to the same by signing the enclosed copy of this letter and returning the same to the undersigned. It is agreed that in the event of a conflict or inconsistency between the provisions of this Letter and the Agreement, this Letter shall, as to the matters specifically addressed herein, govern and control. It is acknowledged and agreed that a default by the Borrower under this Letter shall be an Event of Default.

Mr. Jon Joseph
July 9, 1999
Page 4

                                       FINOVA Capital Corporation,
                                       a Delaware corporation


                                       By: ________________________________
                                       Its: _______________________________


The foregoing has been seen and agreed to this ___ day of February, 1999.

Preferred Equities Corporation


By: ________________________________
Its: _______________________________